SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C 20549


                               FORM 8-K

                            CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) JUNE 17, 1999.



                DIGITAL COMMERCE INTERNATIONAL,  INC.
          (Exact name of registrant as specified in charter.)



  Delaware                   0-011228                 02-0337028
 (State of             (Commission File No.)         (IRS Employer
 Incorporation)                                      Identification No.)


      815 Hornby Street, Suite 404, Vancouver B.C.      V6Z 2E6
      (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (604) 899-0411



Note:  Page 1 of 3 sequentially numbered pages.

ITEM 1.  CHANGE IN CONTROL.

     On June 15, 1999, Systems Assurance Corporation ("the Company") entered into an agreement for the acquisition of all the equity of Digital Commerce, Inc. ("Digital") in exchange for the issuance of five million (5,000,000) common shares. As a result of the Acquisition, the previous shareholders of the Digital became the majority shareholders of the Company. Those holding more than 5% of the outstanding shares after the transaction are Michael Kang 2,000,000 shares and Jack Combs 2,000,000 shares.

     In addition to the foregoing issuances, two hundred and fifty thousand (250,000) preferred shares were issued to each to Michael Kang and Jack Combs. Those shares are convertible into common stock if certain performance criteria are met.

     Additionally, pursuant to the acquisition Jack Combs was appointed to the Board of Directors and was appointed to the position of Executive Vice President respectively. Additionally, Michael Kang was appointed President and CEO of the Company.

     MICHAEL Y. H. KANG - CHAIRMAN AND CEO

     Michael Y.H. Kang, a resident of Vancouver, British Columbia, is Chairman and a cofounder of Digital Commerce Inc. As well as his role with DCI, Mr. Kang is a founding partner of Capital West Group Inc., a private investment and capital management firm in Vancouver, established in 1997.

     Born in Korea, Mr. Kang spent his early years in Korea and Brazil, then moving to Toronto where he earned a Bachelor of Commerce degree from the University of Toronto in 1981. He was hired by Continental Illinois National Bank and Trust Company of Chicago to work in their offices in Seoul, Korea providing international banking functions. Subsequently, Mr.Kang returned to Canada to assume the position of General Manager of his family's chain of convenience stores. When the stores were eventually sold, Mr. Kang moved to Phoenix, Arizona and purchased Prism Graphics Inc., the fourth largest sheet feed printer in the State of Arizona. Upon the sale of this business in 1995, Mr. Kang returned to Vancouver to co-found Capital West and Digital Commerce, Inc.

     JOHN W. COMBS - EXECUTIVE VICE PRESIDENT

     Jack Combs, a resident of Vancouver, British Columbia, is Executive Vice President and co-founder of Digital Commerce Inc. Mr. Combs is also a founding partner of Capital West Group Inc., a private investment and capital management firm and a shareholder in Combs Group, a family commercial real estate corporation in Toronto. He is also the owner of Brockton Realty Inc., a Vancouver based real estate and development Company which has been involved in all phases of the development process, including planning, financing, development, construction management and marketing.

     Born in New York, Mr. Combs moved with his family to Toronto where he earned a Bachelor of Arts degree from the University of Toronto in 1969.
Prior to joining Mr. Kang in the founding of Capital West and Digital Commerce Inc, Mr. Combs has been active in the real estate development business in Ontario and British Columbia since the early 1970's. Throughout this time
Mr. Combs has maintained a high level services for such companies as Quadrant Development Corp., a division of Weyerhauser Canada Ltd. and Webb & Knapp Canada Ltd.

 ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On June 15, 1999 the Company entered into an agreement with shareholders of Digital Commerce, Inc. to acquire all of its outstanding equity. As a result of the acquisition, Digital became a wholly-owned subsidiary of the Company.

     Digital is a Nevis corporation based in Vancouver Canada. Digital is engaged in the business of handling the financial execution of e-commerce transactions through the Internet. Currently, the services rendered primarily consist of processing credit card transactions for merchants and E-Commerce businesses. To expand the financial services it can offer to its world wide customers, Digital has applied for a bank license in the country of St. Vincent and the Grenadines and is investigating an acquisition of a bank within the United States.


ITEM 5.  OTHER EVENTS.

     The Company recently changed its name from Systems Assurance Corporation to Digital Commerce International, Inc. Additionally, the Company obtained a new CUSIP number and trading symbol (THBK).


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 1999
                          Digital International Commerce, Inc.



                          By:   /s/ Michael Kang
                                Michael Kang, President



























                        ACQUISITION AGREEMENT

     This Agreement is entered into by, between and among Systems Assurance Corporation, a corporation organized under the laws of the State of Delaware (hereinafter the "Purchaser"), Dean H. Becker, the President of the Purchaser entering into this Agreement in his personal capacity, and the equity owners ("the Shareholders") of Digital Commerce Inc., a Nevis corporation (hereinafter "the Company").

                             WITNESSETH:

     WHEREAS, Purchaser wishes to acquire, and Shareholders are willing to sell, all of the outstanding equity ownership of the Company in exchange for common stock of the Purchaser;

     NOW, THEREFORE, in consideration of the mutual terms and covenants set forth herein, Purchaser and Shareholders approve and adopt this Acquisition Agreement and mutually covenant and agree with each other as follows:


                              ARTICLE I
           SHARES TO BE TRANSFERRED AND SHARES TO BE ISSUED

1.01 a. On the closing date the Shareholders shall transfer to Purchaser certificates representing the equity of the Company described in Schedule "A" , attached hereto and incorporated herein, which in the aggregate shall represent all of the issued and outstanding shares of the Company (the "Shares"). Such certificates shall be duly endorsed to the Purchaser by Shareholders or accompanied by duly executed certificate powers transferring to the Purchaser with signatures guaranteed. Alternatively, the Shareholders may assign their rights to the Shares if the Shares have not been physically issued in the form of certificates.

     b. In exchange for the transfer of the equity of the Company pursuant to sub-section 1.01a. hereof, Purchaser shall on the closing date and contemporaneously with such transfer of the equity of the Company to it by the Shareholders, or rights thereto, issue and deliver to the Shareholders:
(i) 5,000,000 of Common shares of the Purchaser in accordance with Schedule "B" hereof; and (ii) 500,000 convertible Preference shares in accordance with Schedule "C" hereof.

2.01 The parties intend that this acquisition and exchange of equity is to be an exchange/transaction pursuant to Section 368(a)(1)(b) of the Internal Revenue Code of the United States.

                             ARTICLE II
            REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS

     2.01 Ownership of Equity.

          Shareholders are the record owners and holders of the number of fully paid and non-assessable Shares of the Company listed in Schedule "A" hereto as of the date hereof and will continue to own such Shares of the Company until the delivery thereof to the Purchaser on the closing date and all such Shares are or will be on the closing date owned free and clear of all liens, encumbrances, charges and assessments of every nature and subject to no restrictions with respect to transferability. The Shareholders will have full power and authority to assign and transfer their Shares of the Company in accordance with the terms hereof.

                             ARTICLE III
  REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND ITS SHAREHOLDERS

     3.01 Capitalization

     Except for this Agreement, there are no outstanding options, contracts, calls, commitments, agreements or demands of any character relating to the Shares of the Company owned by its Shareholders.

     3.02 Organization and Authority.

          (a) The Company currently is a corporation duly organized, validly existing and in good standing under the laws of the Island of Nevis, with all requisit ecorporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

          (b) The outstanding Shares of the Company are legally and validly issued, fully paid and non-assessable.

          (c) The Company does not own five percent (5%) or more of the outstanding stock of any corporation except as set out in the disclosure statement completed by the Company and attached as Schedule "D" (the "Company Disclosure Statement").

          (d) The minute book of the Company made available to Purchaser contains complete and accurate records of all meetings and other corporate actions of the Shareholders and the directors (and any committee thereof) of the Company.

          (e) The Company Disclosure Statement contains a list of the directors, officers, and Shareholders of Company and copies of the Certificates of Incorporation and Bylaws currently in effect of the Company.

          (f) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, subject to the approval and adoption by the Shareholders of the Company, violate any provision of the certificate/articles of incorporation or bylaws of the Company, or any provisions thereof, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Company is a party, or by which it is bound, and will not violate any other restriction of any kind orcharacter to which it is subject.

          (g) The authorized capital of the Company is ten (10) shares of stock, of which ten (10) shares shall be outstanding at the time of the acquisition.

     3.03 Financials.

          (a) Financial statements (hereafter "financial statements") of the Company will be delivered by Company to the Purchaser within thirty days of this Agreement. Said financial statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition of the Company as of its date and for the periods covered.

          (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Company shown on the books of account on the statement date and as incurred in the normal course of business since that date, are collectible in the normal course of business.

          (c) The Company has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the balance sheet as of the statement date except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown on said balance sheet as of the statement date and, in the case of real properties except for rights-of-way and easements which do not adversely affect the use of such property.

          (d) All currently used property and assets of the Company, or in which it has an interest, or which it has in possession, are in good operating condition and repair subject only to ordinary wear and tear.

     3.04 Changes Since the Statement Date. Since the financial statement date, except as disclosed in the Company Disclosure Statement, there will not have been any material negative change in the financial position or assets of the Company.

     3.05 Liabilities. There are no material liabilities of the Company, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the Company, its agents or servants occurring prior to the statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Company Disclosure Statement. There are no such liabilities of the Company which have arisen or relate to any transaction of the Company, its agents or servants, occurring since the statement date, other than normal liabilities incurred in the normal conduct of the business of the Company, and none of which have a material adverse effect on the business or financial condition of the Company, except as disclosed in the Company Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Company, except as disclosed in the Company Disclosure Statement.

     3.06 Taxes. All federal, provincial, county and local income, ad valorem, excise, profits, franchise, occupation, property, sales, use gross receipts and other taxes (including any interest or penalties relating thereto) and assessments which are due and payable have been duly reported, fully paid and discharged as reported by the Company, and there are no unpaid taxes which are, or could become a lien on the properties and assets of the Company, except as provided for in the financial statements of their date, or have been incurred in the normal course of business of the Company since that date. All tax returns of any kind required to be filed have been filed and the taxes paid or accrued.

     3.07 Accuracy of All Statements Made by The Company. No representation or warranty by the Company and Shareholders in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by or on behalf of the Shareholders pursuant to this Agreement, nor any document or certificate delivered to Purchaser pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading.


                              ARTICLE IV
             REPRESENTATIONS AND WARRANTIES OF PURCHASER

     The Purchaser and Dean H. Becker, acting in his personal capacity, represent and warrant as follows:

     4.01 Organization and Authority.

     The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to enter into and perform the transactions contemplated by this Agreement, and with all requisite corporate power and authority to own, operate and lease its properties and to carry on its business as now being conducted, is duly qualified and in good standing in every jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary to avoid material liability or material interference in its business operations, and is not subject to any agreement, commitment or understanding which restricts or may restrict the conduct of its business in any jurisdiction or location.

          (a)  The Purchaser is currently not operating any business.

          (b) The Purchaser does not own five percent (5%) or more of the outstanding stock of any corporation.

          (c) The minute book of the Purchaser made available to the Company and Shareholders contains complete and accurate records of all meetings and other corporate actions of the shareholders and the Board of Directors (and any committee thereof) of the Purchaser.

          (d) The disclosure statement prepared by the Purchaser and attached as Schedule "E" (the "Purchaser's Disclosure Statement") contains a list of the officers, directors and shareholders of the Purchaser and copies of the articles of incorporation and by-laws currently in effect of the Purchaser.

          (e) The execution and delivery of this Agreement does not, and the consummation of the transaction contemplated hereby will not, violate any provision of the certificate/articles of incorporation or bylaws of the Purchaser, or result in a default or the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, court order, arbitration award, judgment or decree to which the Purchaser is a party, or by which it is bound, and will not violate any other restriction of any kind or character to which it is subject.

          (f) The authorized capital stock of the Purchaser consists of: (i) thirty million (30,000,000) Common shares, each with a par value of $.001, of which approximately six million three hundred and twenty thousand (6,320,000) shares of such stock will be issued and outstanding at the time of closing (exclusive of the shares issued pursuant to the acquisition as set out in Schedule "B"); and (ii) no Preferred shares. New class of preferred will be authorized and 500,000 (five hundred thousand) shares will be issued in connection with this transaction. As at the time of closing, all such issued share capital will have been duly and validly allotted and issued and will be outstanding as fully paid and non-assessable shares in the capital of the Purchaser. Except for this Agreement, no options, warrants or other rights to purchase shares or other securities of the Purchaser have been authorized or agreed to be issued or are outstanding.

          (g) There is no suit, action, litigation, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened against or relating to or affecting the Purchaser or affecting its business which might materially and adversely affect the properties, business, future prospects or financial condition of the Purchaser; and there is not presently outstanding against the Purchaser any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator.

          (h) Except to the extent reflected in or reserved against in the Purchaser's financial statements attached to the Purchaser's Disclosure Statement, such financial statements comprising (i) financial statements dated October 31, 1998 and audited by certified public accountants, and (ii) un-audited financial statements for the periods beginning November 1, 1998 and ending February 28, 1999 and examined and certified by certified public accountants (the "Purchaser's Financial Statements"), the Purchaser is not liable for any federal, state, provincial or municipal or local taxes, assessments or other imposts in respect of its income, business or property or for the payment of any tax instalment due in respect of its current taxation year and, except as aforesaid, no such taxes, assessments, imposts or penalties are required to be reserved against. The Purchaser is not, except in respect of the current taxation year, required to file or in default in filing any tax returns or reports, including, without limitation, any returns or reports covering any of the aforementioned taxes. Federal income tax assessments have been issued to the Purchaser covering all past periods through the fiscal year ended October 31, 1998 (and such assessments, if any amounts were owing in respect thereof, have been paid) and only the fiscal years subsequent to such year remain open for reassessment of additional taxes.

          (i) Except as set out in the Purchaser's Disclosure Statement, the Purchaser is not a party to or bound by any presently existing oral or written contract or commitment which obligates the Purchaser to make expenditures or exposes the Purchaser to liabilities in excess of $10,000 or which imposes obligations on the Purchaser for a period of 30 days or more, including without limitation, liens, charges or encumbrances, or equipment or other personal property leases and agreements. The contracts and agreements listed in the Purchaser's Disclosure Statement are all in full force and effect unamended and no material default exists in respect thereof on the part of any of the parties thereto.
                  Such contracts and agreements include all the presently outstanding material contracts entered into by the Purchaser in the course of carrying on its business and all quotations, orders or tenders for such contracts which remain open for acceptance. The Purchaser has the capacity, including the necessary personnel, equipment and supplies, to perform all its obligations thereunder.

          (j) There are no written contracts of employment entered into with any employees employed by the Purchaser.

          (k) The Purchaser has not given or agreed to give, and is not a party or bound by, any guarantee of indebtedness or other obligations of third parties.

          (l) Liabilities. There are no material liabilities of the Purchaser, whether accrued, absolute, contingent or otherwise, which arose or relate to any transaction of the purchaser, its agents or servants occurring prior to the Purchaser Financial Statement date, which are not disclosed by or reflected in said financial statements, except as disclosed in the Purchaser's Disclosure Statement.
                   There are no such liabilities of the Purchaser which have arisen or relate to any transaction of the Purchaser, its agents or servants, occurring since the last date covered by the Purchaser's Financial Statements, other than normal liabilities incurred in the normal conduct of the business of the Purchaser, and none of which have a material adverse effect on the business or financial condition of the Purchaser, except as disclosed in the Purchaser's Disclosure Statement. As of the date hereof, there are no known circumstances, conditions, happenings, events or arrangements, contractual or otherwise, which may hereafter give rise to liabilities, except in the normal course of business of the Purchaser, except as disclosed in the Purchaser's Disclosure Statement.

     4.02 Performance of This Agreement. The execution and performance of this Agreement and the issuance of stock contemplated hereby have been duly and properly authorized by the board of directors of Purchaser.

     4.03 Financials.

          (a) True copies of the Purchaser's Financial Statements as described in sub- section 4.01(h) are attached to the Purchaser's Disclosure Statement. The Purchaser's Financial Statements are true and correct in all material respects and present an accurate and complete disclosure of the financial condition and earnings of the Purchaser for the periods covered, in accordance with generally accepted accounting principles applied on a consistent basis.

          (b) All accounts receivable, if any, (net of reserves for doubtful accounts) of the Purchaser shown on the Purchaser's Financial Statements, and as incurred in the normal course of business since that date, are collectible in the normal course of business.

          (c) The Purchaser has good and marketable title to all of its assets, business and properties including, without limitation, all such properties reflected in the Purchaser's Financial Statements, except as disposed of in the normal course of business, free and clear of any mortgage, lien, pledge, charge, claim or encumbrance, except as shown in the Purchaser's Financial Statements, and, in the case of real properties, except for rights-of-way and easements which do not adversely affect the use of such property.

     4.04 Absence of Change - Since the latest date covered by the Purchaser's Financial Statements there has not been:

          (a) any change in the condition or operations of the business, assets or financial condition of the Purchaser other than changes in the ordinary and normal course of business, none of which has been materially adverse; or

          (b) any damage, destruction or loss, labour trouble or other event, development or condition of any character (whether or not covered by insurance) materially and adversely affecting the business, assets, properties or future prospects of the Purchaser.

     4.05 Absence of Unusual Transactions - Since the latest date covered by the Purchaser's Financial Statements the Purchaser has not:

          (a) transferred, assigned, sold or otherwise disposed of any of the assets shown in the Purchaser's Financial Statements or cancelled any debts or claims except in each case in the ordinary and usual course of business;

          (b) incurred or assumed any obligation or liability (fixed or contingent), except those listed in the Purchaser's Disclosure Statement and except unsecured current obligations and liabilities incurred in the ordinary and normal course of business;

          (c) issued or sold any shares in its capital stock or any warrants, bonds, debentures or other corporate securities of the Purchaser or issued, granted or delivered any right, option or other commitment for the issuance of any such or other securities (other than as contained in this Agreement);

          (d) discharged or satisfied any lien or encumbrance, or paid any obligation or liability (fixed or contingent) other than current liabilities included in the Purchaser's Financial Statements, current liabilities incurred since the date thereof in the ordinary and normal course of business and liabilities required to be satisfied hereunder prior to the Closing Time;

          (e) declared or made any payment of any dividend or other distribution in respect of its capital or purchased or redeemed any of the shares thereof or split, consolidated or reclassified any such shares in its capital, except as set out in the Purchaser's Disclosure Statement;

          (f) suffered an operating loss or any material extraordinary loss, or waived any rights of substantial value, or entered into any material commitment or transaction not in the ordinary and usual course of business;

          (g) amended or changed or taken any action to amend or change its charter or by-laws, except as set out in the Purchaser's Disclosure Statement;

          (h) made any general wage or salary increases in respect of personnel which it employs;

          (i) mortgaged, pledged, subjected to lien, granted a security interest in or otherwise encumbered any of its assets or property, whether tangible or intangible; or

          (j) authorized or agreed or otherwise have become committed to do any of the foregoing.

     4.06 Accuracy of All Statements Made by Purchaser. No representation or warranty by the Purchaser in this Agreement, nor any statement, certificate, schedule or exhibit hereto furnished or to be furnished by the Purchaser pursuant to this Agreement, nor any document or certificate delivered to the Company or the Shareholders pursuant to this Agreement or in connection with actions contemplated hereby, contains or shall contain any untrue statement of material fact or omits or shall omit a material fact necessary to make the statement contained therein not misleading to a prospective purchaser of the shares of the Purchaser seeking full information as to the Purchaser and its properties, business and affairs.

     4.07 No Covenant as to Tax Consequences. It is expressly understood and agreed that neither Purchaser nor its officers or agents has made any warranty or agreement, expressed or implied, as to the tax consequences of the transactions contemplated by this Agreement or the tax consequences of any action pursuant to or growing out of this Agreement.

     4.08 Securities Matters. The Purchaser is not aware of any formal or informal investigation of the Purchaser or its securities by any governmental or non-governmental regulatory agency.


                              ARTICLE V
                         ADDITIONAL COVENANTS

     5.01 Access to Information. The Purchaser and the Company shall have full access during normal business hours to all properties, books, records, contracts and documents of each other, and shall furnish or cause to be furnished to each other all information with respect to their respective affairs and business as the other may reasonably request.

     5.02 Actions Prior to Closing. From and after the date of this Agreement and until the closing date, the Purchaser and the Company shall not materially alter their respective business or affairs except as contemplated by this Agreement.

     5.03 Limitation of Subsequent Corporate Actions. It is expressly understood and agreed that the Company, the Shareholders, and their affiliates, will use their best efforts to ensure that for a period of eighteen months:

          A)  there shall be no reverse split of the Company's common stock;

          B) that the assets of the Company shall remain in the Company as part of its business operations;

          C) that the Company will not issue shares for any consideration less than $2 per share.


                              ARTICLE VI
           CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS

     Each and every obligation of Purchaser to be performed on the closing date shall be subject to the satisfaction of the Purchaser of the following conditions (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived by it in whole or in part):

     6.01 Truth of Representations and Warranties. The representations and warranties made by the Company and Shareholders in this Agreement or given on its behalf hereunder shall be substantially accurate in all material respects on and as of the closing date with the same effect as though such representations and warranties had been made or given on and as of the closing date.

     6.02 Compliance with Covenants. Shareholders shall have performed and complied with all obligations under this Agreement which are to be performed or complied with by them prior to or on the closing date, including the delivery of the closing documents specified hereafter.

     6.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced, against the Shareholders, the Company or any of the affiliates, associates, officers or directors of any of them, seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     6.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     6.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Company to conduct its business or the earning power thereof on the same basis as in the past.

     6.06 Accuracy of Financial Statement. Purchaser and its representatives shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Company furnished to Purchaser.

     6.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as Purchaser may request shall have been delivered to Purchaser. The Company and the Shareholders shall have delivered certificates in such detail as Purchaser may request as to compliance with the conditions set forth in this Article.

                             ARTICLE VII
                 CONDITIONS PRECEDENT TO OBLIGATIONS
                   OF THE COMPANY AND SHAREHOLDERS

     Each and every obligation of the Company and Shareholders to be performed on the closing date shall be subject to the satisfaction prior thereto of the following conditions (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived by it in whole or in part):

     7.01 Truth of Representations and Warranties. The representations and warranties of Purchaser and Dean H. Becker, contained in this Agreement shall be true at and as of the closing date as though such representations and warranties were made at and as of the transfer date.

     7.02 Purchaser's Compliance with Covenants. Purchaser shall have performed and complied with its obligations under this Agreement which are to be performed or complied with by it prior to or on the closing date.

     7.03 Absence of Suit. No action, suit or proceedings before any court or any governmental or regulatory authority shall have been commenced or threatened and, no investigation by any governmental or regulatory authority shall have been commenced against Purchaser, or any of the affiliates, associates, officers or directors of the Purchaser seeking to restrain, prevent or change the transactions contemplated hereby, or questioning the validity or legality of any such transactions, or seeking damages in connection with any of such transactions.

     7.04 Receipt of Approvals, Etc. All approvals, consents and/or waivers that are necessary to effect the transactions contemplated hereby shall have been received.

     7.05 No Material Adverse Change. As of the closing date there shall not have occurred any material adverse change which materially impairs the ability of the Purchaser to conduct its business or the earning power thereof on the same basis as in the past.

     7.06 Accuracy of Financial Statements. The Company and the Shareholders shall be satisfied as to the accuracy of all balance sheets, statements of income and other financial statements of the Purchaser furnished to the Company herewith.

     7.07 Proceedings and Instruments Satisfactory; Certificates. All proceedings, corporate or otherwise, to be taken in connection with the transactions contemplated by this Agreement shall have occurred and all appropriate documents incident thereto as the Company may request shall have been delivered to the Company. The Purchaser shall have delivered certificates in such detail as the Shareholders may request as to compliance with the conditions set forth in this Article.

     7.08 Settlement of Claims: The Purchaser shall deliver to the Company and the Shareholders, and the Company and the Shareholders shall be satisfied with, the following:

          (a) Documentation evidencing the settlement and release of the Bureau of Land Management claim identified in the Purchaser's Financial Statements;

          (b) Documentation evidencing the settlement and release of the directors' fees claim identified in the Purchaser's Financial Statements;

          (c) Documentation evidencing the Purchaser's discharge from bankruptcy.

     7.09 Legal Opinion: The Company and the Shareholders shall have received an opinion dated the date of Closing, in form and substance satisfactory to them, acting reasonably, from counsel for the Purchaser, confirming the matters warranted in the first paragraph of Section 4.01 and the following subsections of Section 4.01: (c), (d), (e), and (f), and in
Section 4.02 hereof and such other matters as the Vendor may reasonably request, provided that, insofar as the opinions expressed with respect to such matters are based on matters of fact, such opinions may be based upon certificates of public officials and officers of the Purchaser and such other evidence as such counsel may reasonably deem appropriate and, as to matters involving the laws of jurisdictions in which such counsel is not qualified to practice, on opinions of recognized local counsel in such jurisdictions;

                             ARTICLE VIII
                           INDEMNIFICATION

     8.01 The Company shall indemnify Purchaser for any loss, cost, expense or other damage suffered by Purchaser resulting from, arising out of, or incurred with respect to the falsity or the breach of any representation, warranty or covenant made by the Company herein, and any claims arising from the operations of the Company prior to the closing date. Purchaser shall indemnify and hold the Company and Shareholders harmless from and against any loss, cost, expense or other damage (including, without limitation, attorneys' fees and expenses) resulting from, arising out of, or incurred with respect to, or alleged to result from, arise out of or have been incurred with respect to, the falsity or the breach of any representation, covenant, warranty or agreement made by Purchaser herein and any claims arising from the operations of the Purchaser prior to the closing date.

                              ARTICLE IX
                       SECURITY ACT PROVISIONS

     9.01 Restrictions on Disposition of Shares. Shareholders covenant and warrant that the shares received are acquired for their own accounts and not with the present view towards the distribution thereof and will not dispose of such shares except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended, or (ii) in any other transaction which, in the opinion of counsel, acceptable to Purchaser, is exempt from registration under the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder. In order to effectuate the covenants of this sub-section, an appropriate endorsement will be placed upon each of the certificates of stock of the Purchaser at the time of distribution of such shares pursuant to this Agreement, and stop transfer instructions shall be placed with the transfer agent for the securities.

     9.02 Notice of Limitation Upon Disposition. Each Shareholder is aware that the shares distributed pursuant to this Agreement will not have been registered pursuant to the Securities Act of 1933, as amended; and, therefore, under current interpretations and applicable rules, the shareholder will probably have to retain such shares for a period of at least one year and at the expiration of such one year period sales may be confined to brokerage transactions of limited amounts requiring certain notification filings with the Securities and Exchange Commission and such disposition may be available only if the Purchaser is current in its filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or other public disclosure requirements, and the other limitations imposed thereby on the disposition of shares of the Purchaser. Additionally, "affiliates" owning shares will be subject to additional restrictions limiting sales.

     9.03 Limited Public Market for Common Shares. Each Shareholder acknowledges that the common shares being issued pursuant to this agreement currently has a limited public market in which the shares may be liquidated and there is no assurance that such pubic market will grow or develop.


                              ARTICLE X
                               CLOSING

     10.01 Time. The closing of this transaction ("closing") shall be effective June 15, 1999, or such other date as the parties may agree in writing. Such date is referred to in this agreement as the "closing date." Provided, however, that additional documents necessary to complete the transaction may be executed and provided subsequent to the closing date.

     10.02 Documents To Be Delivered by Shareholders. At the closing Shareholders shall deliver to Purchaser the following documents:

          (a) Certificates or assignments for all Shares of ownership of the Company in the manner and form required by sub-section 1.01 hereof.

          (b) A certificate signed by the directors of the Company that the representations and warranties made by the Company in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that Shareholders have performed and complied with all of their obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

          (c) A copy of the Bylaws of the Company certified by its secretary and a copy of the Articles of Incorporation of the Company certified by the applicable governmental authority.

          (d) Certificates or letters from Shareholders evidencing the receipt of the Common and Preference shares of the Purchaser in accordance section 1.01 of this Agreement and their understanding of the restrictions thereunder.

          (e) Such other documents of transfer, certificates of authority and other documents as Purchaser may reasonably request.


     10.03 Documents To Be Delivered by Purchaser. At the closing Purchaser shall deliver to Shareholders the following documents:

          (a) Certificates for the number of shares of stock of Purchaser as determined in Article 1 hereof.

          (b) A certified copy of the duly adopted resolutions of the Board of Directors of Purchaser authorizing or ratifying the execution and performance of this Agreement and authorizing or ratifying the acts of its officers and employees in carrying out the terms and provisions hereof.

          (c) A copy of the Bylaws of the Purchaser certified by its current secretary and a copy of the Articles of Incorporation of the Purchaser certified by the applicable governmental authority.

          (d) A certificate signed by the current directors and officers of the Purchaser that the representations and warranties made by the Purchaser and Dean H. Becker in this Agreement are true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on or given on and as of the closing date and that the Purchaser has performed and complied with all of its obligations under this Agreement which are to be performed or complied with by or prior to or on the closing date.

          (e)     The opinion from counsel for the Purchaser referred to in
Section 7.09.

          (f) Documents evidencing the resignations of the Purchaser's current board of directors and the appointment of the Shareholders as the only directors of the Purchaser as at the closing date.

          (g) Such other documents of issuance, certificates of authority and other documents as the Shareholders may reasonably request.


                              ARTICLE XI
                     TERMINATION AND ABANDONMENT

     11.01 This Agreement may be terminated and the transaction provided for by this Agreement may be abandoned without liability on the part of any part to any other, at any time before the closing date:

          (a)  By mutual consent of Purchaser, the Company and the Shareholders;

          (b) By Purchaser if any of the conditions provided for in Article 6 of this Agreement have not been met and have not been waived in writing by Purchaser.

          (c) By the Company if any of the conditions provided for in Article 7 of this Agreement have not been met and have not been waived in writing by the Company.

     In the event of termination and abandonment by any party as above provided in this Article, written notice shall forthwith be given to the other party, and each party shall pay its own expenses incident to preparation for the consummation of this Agreement and the transactions contemplated hereunder.


                             ARTICLE XII
                            MISCELLANEOUS

     12.01 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given, if delivered by hand or mailed, certified or registered mail with postage prepaid:

          (a) If to The Company, Inc., or its Shareholders, to Michael Kang at 815 Hornby Street, Suite 404, Vancouver, BC V6Z 2E6, or to such other person and place as the Company and its Shareholders shall furnish to Purchaser in writing.

          (b) If to Purchaser, to Nathan W. Drage at 6975 South Union Park Center, Suite 600, Salt Lake City, Utah 84047, or to such other person and place as Purchaser shall furnish to Company in writing.

     12.02 Announcements. Announcements concerning the transactions provided for in this Agreement by either the Company or Purchaser shall be subject to the approval of the other in all essential respects, except that the approval of the Company shall not be required as to any statements and other information which Purchaser may submit to its shareholders.

     12.03 Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or by the statutes of the State of Utah, United States of America.

     12.04 Assignment. This Agreement may not be assigned in whole or in part by the parties hereto without the prior written consent of the other party or parties, which consent shall not be unreasonably withheld.

     12.05 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

     12.06 Holidays. If any obligation or act required to be performed hereunder shall fall due on a Saturday, Sunday or other day which is a legal holiday established by the State of Utah, such obligation or act may be performed on the next succeeding business day with the same effect as if it had been performed upon the day appointed.

     12.07 Computation of Time. The time in which any obligation or act provided by this Agreement is to be performed is computed by excluding the first day and including the last, unless the last day is a holiday, in which event such day shall also be excluded.

     12.08 Governing Law and Venue. This Agreement shall be governed by and interpreted pursuant to the laws of the Sate of Utah. Any action to enforce the provisions of this Agreement shall be brought in a court of competent jurisdiction within the State of Utah and in no other place.

     12.09 Partial Invalidity. If any term, covenant, condition or provision of this Agreement or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Agreement or application of such term or provision to persons or circumstances other than those as to which it is held to be invalid or unenforceable shall not be affected thereby and each term, covenant, condition or provision of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law.

     12.10 No Other Agreements. This Agreement constitutes the entire Agreement between the parties and there are and will be no oral representations which will be binding upon any of the parties hereto.

     12.11 Rights are Cumulative. The rights and remedies granted hereunder shall be in addition to and cumulative of any other rights or remedies provided under the laws of the State of Utah.

     12.12 Waiver. No delay or failure in the exercise of any power or right shall operate as a waiver thereof or as an acquiescence in default. No single or partial exercise of any power or right hereunder shall preclude any other or further exercise thereof or the exercise of any other power or right.

     12.13 Survival. All representations, warranties, covenants and agreements herein contained on the part of each of the parties hereto shall survive the closing date, the execution and delivery hereunder of share or security transfer instruments or other documents of title and the payment of the consideration therefor, provided that such representations and warranties, except with respect to tax matters (which shall continue without limitation), shall only survive for a period of five years from the closing date after which time, if no claim shall, prior to the expiry of the said five-year-period, have been made hereunder against a party hereto with respect to any incorrectness in or breach of any representation or warranty made herein by such party, such party shall have no further liability hereunder with respect to such representation or warranty.

     12.14 Further Action. The parties hereto agree to execute and deliver such additional documents and to take such other and further action as may be required to carry out fully the transaction(s) contemplated herein.

     12.15 Amendment. This Agreement or any provision hereof may not be changed, waived, terminated or discharged except by means of a written supplemental instrument signed by the party or parties against whom enforcement of the change, waiver, termination, or discharge is sought.

     12.16 Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     12.17 Counterparts. This agreement may be executed in two or more partially or fully executed counterparts, each of which shall be deemed an original and shall bind the signatory, but all of which together shall constitute but one and the same instrument, provided that Purchaser shall have no obligations hereunder until all Shareholders have become signatories hereto.



     IN WITNESS WHEREOF, the parties hereto executed the foregoing Acquisition Agreement effective the 16th day of June, 1999.

PURCHASER:                         SYSTEMS ASSURANCE CORPORATION



                                   By   /s/ Dean H. Becker

                                       Dean H. Becker, President



COMPANY:                 DIGITAL COMMERCE INTERNATIONAL, INC.


                                   By     /s/ Michael Kang

                                         Michael Kang, President


/s/ Dean H. Becker
DEAN H. BECKER (IN HIS PERSONAL CAPACITY)



SHAREHOLDERS:



 /s/ Michael Kang                      /s/ Jack Combs

Michael Kang                            Jack Combs